EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

ASHFORD HOSPITALITY TRUST COMPLETES REVERSE STOCK SPLIT

DALLAS – October 25, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) announced today that it completed a reverse split of the Company’s common stock at a ratio of 1-for-10.

After the close of business on October 25, 2024, the effective date of the reverse stock split, each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. As a result of the reverse split, the number of outstanding shares of common stock was reduced from approximately 55.2 million shares to approximately 5.5 million shares. The reverse stock split will affect all stockholders proportionally and will not affect any stockholder’s ownership percentage of shares of the Company’s common stock, except for minor changes resulting from the payment of cash for fractional shares.

As of market open on October 28, 2024, the Company’s common stock will commence trading on a split-adjusted basis on the New York Stock Exchange (the “NYSE”). The common stock will continue to trade on the NYSE under the symbol “AHT” but will trade under a new CUSIP number.

Ashford Trust’s stockholders should contact their broker or Ashford Trust’s transfer agent, Computershare, at (800) 546-5141, for any necessary assistance relating to the reverse stock split.

On October 25, 2024, the Company also completed a reverse split of the partnership units of Ashford Hospitality Limited Partnership, the Company’s operating partnership (“Ashford Trust OP”), at a ratio of 1-for-10. As a result of such reverse split, the number of outstanding partnership units of Ashford Trust OP was reduced from approximately 2.1 million units to approximately 200,000 units.

Ashford Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; the impact of technology on our operations and business; the risk that the notice and noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock; and the Company’s ability to regain compliance with the NYSE continued listing standards. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

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